EIGHTH AMENDMENT TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT


     THIS EIGHTH  AMENDMENT TO WAREHOUSING  CREDIT AND SECURITY  AGREEMENT
(this
"Amendment") is entered into as of this 20th day of February 1998, by and between MONUMENT MORTGAGE, INC., a California corporation (the
"Company") and
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lenders).

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Warehousing Commitment Amount of Ten
Million Dollars ($10,000,000), to finance the origination and acquisition of
Mortgage  Loans  as  evidenced  by a  First  Amended  and  Restated
Warehousing
Promissory Note in the principal sum of Ten Million Dollars ($10,000,000), dated
February 29, 1996, (the  "Warehousing  Promissory  Note"),  and by a
Warehousing
Credit and Security Agreement dated March 22, 1995, as the same may have been amended or supplemented (the "Warehousing Agreement");

     WHEREAS, the Company and the Lender have entered into a term loan facility, as evidenced by a Term Loan Promissory Note in the principal amount of One
Million Dollars ($1,000,000), dated as of March 22, 1995 (the "Term Loan Note"), and the Warehousing Agreement;

     WHEREAS,  the  Company  and the  Lender  have also  entered  into a working
capital facility with a present Working Capital Commitment Amount of One
Million
Dollars  ($1,000,000),  as  evidenced by a First  Amended and  Restated
Working
Capital   Promissory   Note  in  the  principal  sum  of  One  Million
Dollars
($1,000,000), dated as of February 29, 1996 (the "Working Capital Note"), and the Warehousing Agreement; and

     WHEREAS, the Company has requested the Lender to increase the Warehousing
Commitment Amount and to amend certain terms of the Warehousing Agreement and the Lender has agreed to such increase of the Warehousing Commitment Amount and amendment of the Warehousing Agreement subject to the terms and conditions of this Amendment;

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Warehousing Agreement.

     2. The effective date ("Effective Date") of this Amendment shall be
February 23, 1998, the date on which the Company has complied with all the terms and conditions of this Amendment.

     3. All references to "Knight-Ridder, Inc." shall hereby be amended to refer to "Bridge Information Services."

     4. Section 1.1 of the Warehousing Agreement shall be amended to delete the definitions of "Warehousing Commitment Amount," "Warehousing Maturity Date" and
"Working Capital Maturity Date" in its entirety, replacing it with the following definition:

                  "Warehousing  Commitment  Amount"  means Ten  Million
Dollars
         $10,000,00).  Notwithstanding the foregoing, during the period from the
         Effective Date to and including  August 31, 1998 the Commitment
Amount
         shall  be   temporarily   increased  to  Fifty-Five   Million
Dollars
         $55,000,000). On the first Business Day following the expiration of the temporary increase of the Commitment Amount, the Company shall repay to the Lender the amount by which the outstanding Advances exceed the
         Commitment Amount.

                  "Warehousing  Maturity  Date"  means the  earlier  of:
(a) the
         close of business on December 31, 1998, as such date may be extended from time to time in writing by the Lender, in its sole discretion, and
         (b) the date the  obligation  of the  Lender to make  further
Advances
         hereunder is terminated pursuant to Section 8.2 below.

                  "Working  Capital Maturity Date" means the earlier of:
(a) the
         close of business on December 31, 1998, as such date may be extended from time to time in writing by the Lender, in its sole discretion, and
         (b) the date the  obligation  of the  Lender to make  further
Advances
         hereunder is terminated pursuant to Section 8.2 below.

     5. Section 2.9 of the Warehousing Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

         2.9  Principal Payments.

                  2.9(a) The outstanding principal amount of all Warehousing
         Advances shall be payable in full on the Warehousing Maturity
Date.

                  2.9(b)  The  outstanding  principal  amount  of the Term
Loan
         Advances as of the Term Loan Commitment Termination Date shall be payable in forty-eight (48) equal monthly installments, due on the twenty-second (22nd) day of each month beginning on the twenty-second
         (22nd) day of April 1996. Any remaining principal balance of the Term
         Loan Advances shall be payable on the Term Loan Maturity Date.

                  2.9(c) The outstanding principal amount of all working
Capital
         Advances shall be payable in full on the working Capital Maturity
Date.

                  2.9(d)  The  Company  shall  have  the  right  to  prepay
the
         outstanding  Advances in whole or in part,  from time to time, without
         premium  or  penalty;   provided,   that  no  voluntary
prepayment  of
         Warehousing  Advances  may be made in an amount less than Five
Hundred
         Thousand Dollars ($500,000).

                  2.9(e) All payments of outstanding Warehousing Advances from the proceeds of the sale or other  disposition of Pledged
Mortgages and
         Pledged Securities shall be paid directly by the Investor to the Cash
         Collateral Account to be applied against the Obligations.

                  2.9(f) The Company shall pay the Lender, without the necessity of prior demand or notice from the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's account for, the amount of any outstanding  Advance against a specific
Pledged
         Mortgage, upon the earliest occurrence of any of the following events:

                              (1) Ten (10)  Business Days elapse from the
date a
               Collateral Document was delivered to the Company for correction or completion under a Trust Receipt, without being returned to the Lender.

                              (2) On the date on  which a  Pledged
Mortgage  is
               determined to have been originated based on untrue, incomplete or inaccurate information, whether or not the Company had knowledge of such misrepresentation or incorrect information, or the
               Pledged Mortgage is defaulted and has remained in default for a period of thirty (30) days or more.

                              (3) If the  outstanding  Advances  against
Pledged
               Mortgages of a specific Mortgage Loan type exceed the aggregate
               Purchase Commitments for such Mortgage Loan type.

                              (4) Payment of any Lien prior to a Second
Mortgage
               Loan is delinquent, and remains delinquent for a period of sixty
               (60) days or more.

                              (5) Upon sale or other  disposition of the
Pledged
               Mortgage.

                              (6) If the  Pledged  Mortgage  is  included
in. a
               Mortgage Pool, then, if the Mortgage Pool is an Eligible
Mortgage
               Pool, upon sale of the Mortgage-backed Security, or if the
               Mortgage Pool is not an Eligible Mortgage Pool, within two (2)
               Business Days after delivery of the Pledged Mortgages to the pool custodian.

                              (7) One (1) Business Day immediately
preceding the
               date  scheduled  for  the  foreclosure  or  trustee  sale
of the
               premises   securing  a  Rejected  Mortgage  Loan  or
Repurchased
               Mortgage Loan.

                              (8) On the date on which the Company knows,
or has
               reason to know, or receives notice from the Lender, that one or more of the representations and warranties set forth in Section
               5.15 were inaccurate or incomplete in any material respect on any date when made or deemed made.

                  2.9(g) Upon Notice to the Company by the Lender, the Company
         shall pay to the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Lender's account for, the amount of any outstanding Advance against a specific Pledged Mortgage upon the earliest occurrence of any of the following events:

                              (1) For a Pledged Mortgage with respect to
which a
               shorter or longer period is not prescribed elsewhere in this
               Section  2.5(d),  one hundred  twenty  (120) days elapse
from the
               date of the initial Advance made by the Lender against such
               Pledged  Mortgage,  whether  or  not  such  Pledged
Mortgage  is
               included in an Eligible Mortgage Pool.

                              (2) Forty-five  (45) days elapse from the
date the
               Pledged  Mortgage  was  delivered  to an  Investor or an
Approved
               Custodian  for  examination  and  purchase  or  inclusion
in  an
               Eligible  Mortgage  Pool,  without the purchase being made or the
               Eligible  Mortgage  Pool  being  initially  certified,   or
upon
               rejection of the Pledged Mortgage as unsatisfactory by an
               Investor or an Approved Custodian.

                              (3) One (1)  Business  Day elapses from the
date a
               Wet Settlement Advance was made and the Pledged Mortgage which was to have been funded by such Wet Settlement Advance is not closed and funded.

                              (4) Seven (7) Business Days elapse from the
date a
               Wet Settlement Advance was made without receipt by the Lender of all Collateral  Documents  relating to such Pledged
Mortgage,  or
               such Collateral Documents, upon examination by the Lender, are found not to be in compliance with the requirements of this
               Agreement or the related Purchase Commitment; provided, however, if the Wet Settlement Advance was made against a Repurchased
               Mortgage Loan, twenty (20) days elapse from the date of such
               Advance without receipt by the Lender of all Collateral
Documents
               relating to such Pledged Mortgage,  or such Collateral
Documents,
               upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement.

                              (5) In the  case  of  (i) a  Long-term
Repurchase
               Advance,  one hundred  eighty  (180) days elapse from the
date of
               the initial Advance,  and (ii) a Short-term  Repurchase
Advance,
               sixty  (60) days  elapse  from the date of the  initial
Advance,
               whether or not the  Pledged  Mortgage  is included in an
Eligible
               Mortgage Pool; provided,  however,  that a Short-term
Repurchase
               Advance may be converted into a Long-term Repurchase
Advance, and
               may remain outstanding for an additional one hundred twenty
(120)
               days,  upon the  following  condition:  on the date a  Short-
term
               Repurchase   Advance   made   against  a  Pledged   Mortgage
is
               redesignated as a Long-term Mortgage Advance ("Conversion
Date"),
               the Company shall reduce the outstanding amount of such Advance to forty-five percent (45%) of the Mortgage Note Amount of such
               Pledged Mortgage.

                              (6) Three (3)  Business  Days after the
mandatory
               delivery date of the related Purchase Commitment and the specific
               Pledged Mortgage was not delivered under the Purchase
Commitment
               prior to such mandatory delivery date, or the Purchase
Commitment
               is  terminated;  unless in each case,  such  Pledged
Mortgage is
               eligible for delivery to an Investor under a comparable
Purchase
               Commitment acceptable to the Lender.

                  2.9(h) The outstanding amount of any Advance made pursuant to
         Section  2.2(f)  shall be payable in full within one (1)  Business
Day
         after the date of such Advance.

                  2.9(i) In addition to the payments required pursuant to
         Sections 2.9(f) and 2.9(g), the Company shall be obligated to pay to the Lender, without the necessity of prio- demand or notice from the
         Lender, and the Company authorizes the Lender to cause the Funding
Bank
         to charge the Company's account for, the following amounts in respect of outstanding Advances in the following circumstance:

                              (1) If at any time (1) the  aggregate
outstanding
               principal balance of all Term Loan Advances is greater than the
               Term Loan Collateral Value plus the Excess Working Capital
Value,
               or (2) the aggregate outstanding principal balance of all Working
               Capital  Advances is greater than the Working Capital
Collateral
               Value,  the  Company  shall  prepay  the  outstanding  Term
Loan
               Advances or the outstanding Working Capital Advances, as required to eliminate such excess.

                              (2)  If  the  principal   amount  of  any
Pledged
               Mortgage is prepaid in whole or in part while a Warehousing
               Advance is outstanding against such Pledged Mortgage, the amount of such prepayment, to be applied to such Advance.

                              (3) On  the  fifteenth  (15)  day  of  each
month
               occurring after the date a Long-term  Repurchase Advance is made,
               unless the  Repurchased  Mortgage  Loan or the Rejected
Mortgage
               Loan against which such Long-term  Repurchase Advance was
made is
               included in an Eligible  Mortgage  Pool, the Company shall reduce
               the  outstanding  Advance  against  such  Mortgage  Loan  by five
               percent  (5%) of the original  face amount of the  Mortgage
Note
               evidencing  such  Repurchased   Mortgage  Loan  or  the
Rejected
               Mortgage Loan.

                  2.9(j) For a period of not less than five (5) consecutive days in each Calendar Quarter (provided, that no such five (5)-day period shall begin fewer than thirty-one (31) days after the end of the five
         (5)-day period for the preceding Calendar Quarter), there shall be no
         Working Capital Advances outstanding, and the Company shall make such prepayments of the Working Capital Advances, and shall refrain from requesting Working Capital Advances, as necessary to comply with the foregoing requirement.

                  2.9(k) All amounts prepaid on the Term Loan Advances after the
         Term Loan  Advances  after the Term Loan  Commitment  Termination
Date
         shall be applied to the installments required pursuant to Section
         2.9(b) in the inverse order of their maturities. Amounts paid or prepaid  on the Term  Loan  Advances  after  the Term  Loan
Commitment
         Termination Date may not be reborrowed hereunder.

                  2.9(l)  The   Company   shall   give   Notice  to  the
Lender
         (telephonically, to be followed by written notice) of the Pledged
         Mortgages or Pledged Securities for which proceeds have been received.
         Upon receipt of such Notice the Advances against such Pledged
Mortgages
         or Pledged  Securities  shall be repaid and such  Pledged
Mortgages or
         Pledged Securities shall be considered to have been redeemed from pledge. The Lender is entitled to rely upon the Company's affirmation that deposits in the Cash Collateral Account represent payment from
         Investors for the purchase of Pledged  Mortgages or Pledged
Securities
         as specified by the Company. In the event that the payment from an
         Investor for the purchase of Pledged Mortgages or Pledged
Securities is
         less than the outstanding  Advances  against such Pledged
Mortgages or
         the Mortgage Loans backing Pledged Securities, the Lender is authorized to cause the Funding Bank to charge the Company's account for an amount equal to such deficiency. Provided no Default or Event of Default exists, the Lender shall return any excess payment from an Investor for
         Pledged Mortgages or Pledged Securities to the Company.

     6. Upon execution of this Amendment, the Company agrees to pay to the
Lender the pro rata Commitment Fee on the increase portion of the Commitment
Amount for the time period from the Effective  Date to and  including
March 31,
1998.

     7. Exhibit A-1 to the Warehousing Agreement is deleted in its entirety and
Exhibit A-1 attached to this Amendment is substituted in lieu thereof. The
First
Amended and Restated Warehousing Promissory Note is amended and restated in as set forth in the Second Amended and Restated Promissory Note, in the form of
Exhibit A-1 attached to this Amendment. All references in this Amendment and in the Warehousing Agreement to the Warehousing Promissory Note shall be deemed to refer to the Second Amended and Restated Warehousing Promissory Note delivered in connection with this Amendment.

     8. The Company shall deliver to the Lender (a) an executed original of this
Amendment;  (b)  an  executed  original  of  the  Second  Amended  and
Restated
Warehousing  Promissory  Note;  (c) an executed  Certificate  of Secretary with
corporate  resolutions;  (d)  the  Warehousing  Commitment  Fee on the increase
portion of the  Commitment  Amount;  and (e) a Two Hundred  Fifty Dollar
($250)
document production fee.

     9. The Company represents, warrants and agrees that (a) there exists no
Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the
Company  enforceable in accordance with their terms, as modified herein,
(c) the
Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan
Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Warehousing
Agreement to the date of this Amendment.

     10. Except as hereby expressly modified, the Warehousing Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                                MONUMENT MORTGAGE, INC.,
                                a California corporation


                                By:_________________________________

                                Its:  Senior Vice President


                                RESIDENTIAL FUNDING CORPORATION,
                                a Delaware corporation


                                By:_________________________________

                                Its:________________________________



STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On February 27, 1998, before me, a Notary Public, personally appeared
Paul  Garrigues,  the Senior  Vice  President  of  MONUMENT  MORTGAGE,
INC.,  a
California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                               Notary Public
                               My Commission Expires:
(SEAL)


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On , before me, a Notary Public, personally appeared , the of
 RESIDENTIAL FUNDING CORPORATION, a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                Notary Public
                                My Commission Expires:
(SEAL)

                              CONSENT OF GUARANTOR

     The undersigned, being the Guarantor under the Guaranty dated as of July
23, 1997, hereby consents to the foregoing Amendment and the transactions contemplated thereby and hereby modifies and reaffirms his obligations under his
Guaranty so as to include within the term "Guaranteed Debt" the indebtedness, obligations and liabilities of the Company under this Amendment and the Second
Amended and Restated Warehousing Promissory Note. The Guarantor hereby reaffirms that his obligations under his Guaranty are separate and distinct from the
Company's obligations to Lender, and that his obligations under the Guaranty are in full force and effect, and hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to his obligations under the Guaranty, all as more fully set forth in the Guaranty, the terms of which are incorporated herein as if fully set forth herein.

     The Guarantor further agrees, upon Lender's request, to execute for the benefit of Lender an additional guaranty in form and content acceptable to
Lender and conforming to the Guaranty in connection with the foregoing
Amendment.

                           GUARANTOR:

                           __________________________________
                           FINET HOLDINGS CORPORATION


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On February 27, 1998, before me, a Notary Public, personally appeared
George Winkel, the CFO of FINET HOLDINGS CORPORATION, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                 Notary Public
                                 My Commission Expires:
(SEAL)

                                                       EXHIBIT A-1

             SECOND AMENDED AND RESTATED WAREHOUSING PROMISSORY NOTE


$55,000,000                                             Date: February __,
1998


         FOR  VALUE  RECEIVED,  the  undersigned,  MONUMENT  MORTGAGE,
INC.,  a
     California corporation,  (herein called the "Company"),  hereby promises to
pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation
(the
"Lender" or,  together with its  successors  and assigns,  the  "Holder")
whose
principal  place  of  business  is  8400  Normandale  Lake  Blvd.,   Suite
600,
Minneapolis, Minnesota 55437, or at such other place as the Holder may designate
from time to time, the principal sum of Fifty-Five Million Dollars
($55,000,000)
or so much thereof as may be outstanding from time to time pursuant to the
Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Warehousing Agreement, at the rate and at the times set forth in the Warehousing Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse facility in the above amount and is the Note referred to in that certain Warehousing Credit and
Security Agreement (the "Warehousing Agreement") dated March 22, 1995, between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Warehousing Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Warehousing Agreement.

     This Note is given in replacement for, and not in satisfaction of, that certain First Amended and Restated Warehousing Promissory Note dated February
29, 1996, and issued by the Company to evidence its Obligations under the
Warehousing Agreement (the "Existing Note"). All amounts owed by the Company under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Warehousing
Agreement, whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the
Company agrees to pay, in addition to principal and interest, fees and charges due under the Warehousing Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                            MONUMENT MORTGAGE, INC.,
                            a California corporation


                            By:_______________________________

                            Its:______________________________


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On , before me, a Notary Public, personally appeared , the of MONUMENT
 MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                 Notary Public
                                 My Commission Expires:
(SEAL)

             SECOND AMENDED AND RESTATED WAREHOUSING PROMISSORY NOTE


$55,000,000                                            Date: February _ ,
1998


     FOR VALUE RECEIVED, the undersigned, MONUMENT MORTGAGE, INC., a California corporation, (herein called the "Company"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437,
or at such other place as the Holder may designate from time to time, the principal sum of Fifty-Five Million Dollars ($55,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing
Credit and
Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the
Warehousing Agreement, at the rate and at the times set forth in the Warehousing
Agreement. All payments hereunder shall be made in lawful money of the United
States and in immediately available funds.

     This Note is given to evidence an actual warehouse facility in the above amount and is the Note referred to in that certain Warehousing Credit and
Security Agreement (the "Warehousing Agreement") dated March 22, 1995, between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Warehousing Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Warehousing Agreement.

     This Note is given in replacement for, and not in satisfaction of, that certain First Amended and Restated Warehousing Promissory Note dated February
29, 1996, and issued by the Company to evidence its Obligations under the
Warehousing Agreement (the "Existing Note"). All amounts owed by the Company under the Existing Note principal thereunder, under the Warehousing as of the date hereof, (including, without limitation, the unpaid interest accrued thereon and fees accrued Agreement, whether or not yet due and owing) shall be owed hereunder.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the
Company agrees to pay, in addition to principal and interest, fees and charges due under the Warehousing Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                               MONUMENT MORTGAGE, INC.,
                               a California corporation


                               By:____________________________

                               Its:  Senior Vice President


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On February 27, 1998, before me, a Notary Public, personally appeared
Paul  Garrigues,  the Senior  Vice  President  of  MONUMENT  MORTGAGE,
INC.,  a
California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                  Notary Public
                                  My Commission Expires:
(SEAL)

                                   CERTIFICATE
                                       OF
                                  SECRETARY OF
                             MONUMENT MORTGAGE, INC.

     I, the undersigned, hereby certify that I am the Secretary of MONUMENT
MORTGAGE, INC., a California corporation (the "Company"), and have knowledge of the matters contained in this Certificate and hereby certify that:

     1.   The Company is a corporation  duly organized,  validly existing and in
          good  standing  under  the  laws of the  State of  California and has
          complied with all certifications,  filings and requirements necessary
          to continue as a corporation  in the State of California  and for each
          state  where  the  Company  is  transacting   business  as  a
foreign
          corporation.

     2.   In connection with the single family revolving warehouse facility made
          to  the  Company  by  RESIDENTIAL  FUNDING  CORPORATION,   a
Delaware
          corporation (the "Lender" ) pursuant to the terms of a Warehousing
          Credit and Security Agreement dated as of March 22, 1995, as the same may have been amended or supplemented ( the "Agreement"), the Company has the val id power and authority to execute and deliver to the
          Lender  the  Eighth  Amendment  to  Warehousing  Credit  and
Security
          Agreement and the Second Amended and Restated  Warehousing
Promissory
          Note.

     3. The resolutions attached to this Certificate as Exhibit A were duly adopted by either: (a) by unanimous written action of the Board of
          Directors of the Company; or (b) at a meeting of the Board of
          Directors of the Company held on the _____ day of , 19___, at which meeting a quorum was  present.  I am the keeper of the Minute
Book of
          the Company and said resolutions have been entered therein, have not been altered, amended, repealed or rescinded, and are now in full force and effect .
     4. There have been no amendments to the Articles of Incorporation or bylaws of the Company since the date of the most recent certified copies thereof delivered to the Lender .

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of this corporation this 27th day of February, 1998.


                                  ___________________________
                                  Secretary

                                    EXHIBIT A
                        RESOLUTIONS OF BOARD OF DIRECTORS


     WHEREAS, MONUMENT MORTGAGE, INC.; a California corporation (the "Company"), has entered into a single family revolving warehouse Facility with a present commitment amount of Ten Million Dollars ($10,000,000) (the "Warehousing
Commitment Amount") with RESIDENTIAL FUNDING CORPORATION, a Delaware corporation
(the  "Lender"),  as  evidenced  by a First  Amended  and  Restated
Warehousing
Promissory Note in the principal sum of Ten Million Dollars ($10,000,000), dated as of February 29, 1996, and by a Warehousing Credit and Security Agreement, dated as of March 22, 1995, as the same may have been amended or supplemented
(the "Warehousing Agreement"); and

     WHEREAS, the Company and the Lender have entered into a term loan facility with a present Term Loan Commitment Amount of One Million Dollars
($1,000,000),
as evidenced by a Term Loan Promissory Note in the principal amount of One
Million  Dollars  ($1,000,000),  dated as of March 22, 1995, and the
Warehousing
Agreement;

     WHEREAS, the Company and the Lender have also entered into a working capital facility with a present Working Capital Commitment Amount of One Million
Dollars ($1,000,000) (the "Working Capital Commitment"), as evidenced by a
First
Amended and Restated Working Capital Promissory Note in the principal sum of One
Million Dollars ($1,000,000), dated as of February 29, 1996, and the
Warehousing
Agreement;

     WHEREAS, the Company proposes to temporarily increase the Warehousing
Commitment Amount and amend certain terms of the Warehousing Agreement; and

     WHEREAS, to evidence such increase of the Warehousing Commitment Amount and amendment of the Warehousing Agreement, the Company proposes to execute and deliver an Eighth Amendment to Warehousing Credit and Security Agreement (the
"Amendment"),  and a Second  Amended and Restated  Warehousing  Promissory
Note
("Amended Note"), copies of which have been presented to the Board of Directors of this Company; and

     WHEREAS, the Board of Directors of this Company has determined that it will be in the best interests of this Company for the Company to increase the
Commitment Amount and amend the Warehousing Agreement.

     RESOLVED, that these resolutions are enacted by the Board of Directors of this Company on its behalf and on behalf of the Company.

     FURTHER RESOLVED, that the Company shall amend the Warehousing Agreement to be evidenced by the Amendment and the Amended Note.

     FURTHER RESOLVED, that the Amendment and Amended Note in the forms presented to the Board of Directors of this Company are hereby approved and copies thereof are filed in the records of this Company with these Resolutions.

     FURTHER RESOLVED, that any One (insert minimum number required to sign) of the following titles or positions of officers of the Company: President, Chief
Financial Officer, Senior Vice President (list titles/positions of officers authorized, do not list individual names), shall be and are authorized, empowered and directed in the name of and on behalf of this Company, to execute, acknowledge and deliver the Amendment and the Amended Note in the forms approved by the Board of Directors of this Company as aforesaid, with such changes therein as may be acceptable to such officers, as conclusively evidenced by their execution thereof.

     FURTHER RESOLVED, that such officers shall be and are hereby authorized, empowered and directed to do and perform each and every act and execute any and all documents and instruments in the name of this Company as may be necessary or desirable to enable this Company to amend the Warehousing Agreement and to carry out the purport and intent of the foregoing Resolutions.